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                                                                    EXHIBIT 10.4

                                Amendment No. 17

                    TO THE A319/A320/A321 PURCHASE AGREEMENT

                          dated as of October 31, 1997

                                     between

                                 AVSA, S.A.R.L.

                                       and

                             US AIRWAYS GROUP, INC.

This Amendment No. 17 (this "AMENDMENT") entered into as of August 24, 2006, by and between AIRBUS S.A.S., a societe par actions simplifiee (legal successor to AVSA, S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the "SELLER"), and US Airways Group, Inc. (the "BUYER"), a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, U.S.A.;

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A319/A320/A321 Purchase Agreement, dated as of October 31, 1997, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A319, A320 and A321 model aircraft (the "Aircraft"), which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of June 10, 1998, Amendment No. 2 dated as of January 19, 1999, Amendment No. 3 dated as of March 31, 1999, Amendment No. 4 dated as of August 31, 1999, Amendment No. 5 dated as of October 29, 1999, Amendment No. 6 dated as of April 19, 2000, Amendment No. 7 dated as of June 29, 2000, Amendment No. 8 dated as of November 27, 2000, Amendment No. 9 dated as of December 29, 2000, Amendment No. 10 dated as of April 9, 2001, Amendment No. 11 dated as of July 17, 2002, Amendment No. 12 dated as of March 29, 2003, Amendment No. 13 dated as of August 30, 2004, Amendment No. 14 dated as of December 22, 2004, Amendment No. 15 dated as of January 17, 2005, and Amendment No. 16 dated as of September 26, 2005 ("AMENDMENT NO. 16"), thereto is hereinafter called the "Agreement";

WHEREAS, on September 27, 2005 the Buyer and the parent company of America West Airlines, Inc. ("AWE") merged into a single corporation under the name US Airways Group, Inc. and the

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rights, duties and obligations of the Buyer under the Agreement became the rights, duties and obligations of the parent company of AWE;

WHEREAS, at the time of the merger both the Buyer and AWE had A320 family aircraft on firm order from Seller;

WHEREAS, the Seller agreed to allow the Buyer and AWE the ** ;

WHEREAS, the Buyer has requested, and the Seller has agreed, on the terms and conditions set forth in this Amendment, to ** as set forth herein;

WHEREAS, on March 1, 2006, AVSA, S.A.R.L. was merged into AIRBUS S.A.S. and on that date all the rights, duties and obligations of AVSA, S.A.R.L. under the Agreement became the rights, duties and obligations of AIRBUS S.A.S.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1.   ORDER CANCELLATION AND SURVIVAL OF AGREEMENT

     The Buyer and the Seller agree that the Buyer ** , as such term is defined in Amendment No. 16.

     **   :

     (i)  ** .

     (ii) **.

     (iii) ** .

     (iv) ** .

     (v)  ** .

2.   PREDELIVERY PAYMENTS

     **   .

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3.   AMENDMENT 12: LETTER AGREEMENT NO. 1

     Paragraph 11.4 of Letter Agreement No. 1 of Amendment No. 12 to the Agreement, as it may have been amended since signature of such amendment, is hereby deleted and replaced with the following:

     QUOTE

     11.4 ** .

     UNQUOTE

4.   EFFECT OF AMENDMENT

4.1 Signature of Amendment 14 to the AWE Agreement will be a condition precedent to the effectiveness of this Amendment.

4.2 Upon effectiveness, the provisions of this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided. This Amendment supersedes and replaces any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment; and this Amendment supersedes and replaces the letter agreement dated September 27, 2005, among the Buyer, AWE and AVSA, S.A.R.L., (then a wholly owned subsidiary of the Seller whose assets and liabilities have as of March 1, 2006, been assumed by the Seller), relating, among other things, to the cancellation by the Buyer of certain Aircraft.

4.3 Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.   GOVERNING LAW

     THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL, PURSUANT TO
     SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISION THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. EXCEPT TO THE EXTENT THAT THE BANKRUPTCY COURT IN THE CHAPTER 11 CASE HAS JURISDICTION THEREOF, ANY DISPUTE ARISING HEREUNDER WILL BE REFERRED TO THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH JURISDICTION.

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     IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE
     INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT OR TO THE AGREEMENTS CONTEMPLATED HEREIN.

6.   CONFIDENTIALITY

     Notwithstanding the Confidentiality provisions of Clause 22.4 of the Agreement, the Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment hereby strictly confidential, except as required by applicable law or pursuant to legal process.

7.   COUNTERPARTS

     This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS GROUP, INC.                  AIRBUS S.A.S


By: /s/ Tom Weir                        By: /s/ Alain Rochet
    ---------------------------------       ------------------------------------
Its: Vice President and Treasurer       Its: Vice President Contracts
                                             Negotiation

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